UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2025
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MECHANICS BANCORP
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(Exact name of registrant as specified in its charter)

California	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Civic Drive, Walnut Creek, CA 94596
(Address of principal executive offices) (Zip Code)
(925) 482-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	MCHB	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 2 – Financial Information

Item 2.02    Results of Operations and Financial Condition
The information provided pursuant to this Item 2.02 (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Mechanics Bancorp is hereby furnishing a third quarter 2025 slide presentation that executive management intends to use in meetings with institutional investors and industry analysts, including in a webcast on October 31, 2025, at 11:00 a.m. (eastern time). The slide presentation is included as Exhibit 99.1 to this report and will be available on Mechanics Bancorp's investor relations web site at http://ir.mechanicsbank.com. The presentation includes forward looking statements within the meaning of the Exchange Act, the Securities Act, and the rules under each of those statutes. Please refer to the second page of the presentation, which includes a list of factors that could cause the results to materially differ from forward looking statements set forth therein. A more complete discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives is also contained in the Risk Factors included on Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 2, 2025. We strongly recommend readers review those disclosures in conjunction with the discussions herein. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events.

Section 7 – Regulation FD
Item 7.01    Regulation FD Disclosure

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit 99.1	Mechanics Bancorp third quarter 2025 investor slides (furnished pursuant to Item 2.02 and 7.01)

Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 30, 2025

MECHANICS BANCORP

By:	/s/ Nathan Duda
Nathan Duda
Executive Vice President and Chief Financial Officer
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